EXHIBIT 10.46

                                 FIRST AMENDMENT
                              TO SECURITY AGREEMENT
                              ---------------------


           FIRST AMENDMENT, dated as of April 1, 2003, to the Security Agreement referred to below (this "Amendment") among BARNEY'S, INC., a New York corporation ("Barneys"), BARNEYS AMERICA, INC., a Delaware corporation ("BAI"), BARNEYS (CA) LEASE CORP., a Delaware corporation ("CA Lease"), BARNEYS (NY) LEASE CORP., a Delaware corporation ("NY Lease"), BASCO ALL-AMERICAN SPORTSWEAR CORP., a New York corporation ("Basco"), BNY LICENSING CORP., a Delaware corporation ("BNY"), AND BARNEYS AMERICA (CHICAGO) LEASE CORP., a Delaware corporation ("Chicago Lease", and together with Barneys, BAI, CA Lease, NY Lease, Basco and BNY, collectively, the "Grantors" and each individually a "Grantor"), and GENERAL ELECTRIC CAPITAL CORPORATION, in its capacity as administrative agent for the Lenders (with its successors in such capacity, the "Administrative Agent").

                               W I T N E S S E T H
                               - - - - - - - - - -

           WHEREAS, Grantors, Administrative Agent, and Lenders signatory thereto are parties to that certain Credit Agreement, dated as of July 15, 2002 (including all annexes, exhibits and schedules thereto, and as amended, restated, supplemented or otherwise modified from time to time, including, without limitation, by the restated credit agreement dated as of the date hereof, the "Credit Agreement");

           WHEREAS, Grantors have entered into a Security Agreement with Administrative Agent dated as of July 15, 2002 (including all annexes, exhibits and schedules thereto, as from time to time amended, restated, supplemented or otherwise modified, the "Security Agreement") whereby Grantors have granted Liens to Administrative Agent to secure payment of the Obligations.

           WHEREAS, Administrative Agent and Grantors have agreed to amend certain provisions of the Security Agreement, in the manner, and on the terms and conditions, provided for herein;

           NOW THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

           1. Definitions. Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.


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           2. Amendment. Section 2 of the Security Agreement is hereby amended as of the Amendment Effective Date by deleting the following paragraph therein in its entirety:

          "Notwithstanding anything to the contrary in this Security Agreement, nothing herein or otherwise shall be deemed or construed, directly or indirectly, as a grant by Barneys to the Administrative Agent, the Lenders or the other Holders of a Lien of any kind whatsoever on any "Collateral" (as defined in the (i) Security Agreement, dated as of January 28, 1999, between Barneys and BI-Equipment Lessors LLC, (ii) the Security Agreement, dated as of January 28, 1999, between Barneys and Copelco Capital, Inc. and (iii) the Security Agreement, dated as of January 28, 1999, between Barneys and John Hancock Leasing Corporation) subject to a Lien granted to any of BI-Equipment Lessors LLC, Copelco Capital, Inc. or John Hancock Leasing Corporation, pursuant to any of the security agreements referred to immediately above as in effect on the date hereof."

           3. Representations and Warranties. To induce Administrative Agent to enter into this Amendment, Grantors make the following representations and warranties to Administrative Agent:

                (a) The execution, delivery and performance of this Amendment and the performance of the Security Agreement, as amended by this Amendment (the "Amended Security Agreement"), by Grantors: (a) are within each Grantor's corporate power; (b) have been duly authorized by all necessary or proper corporate and shareholder action; (c) do not contravene any provision of any Grantor's charter or bylaws; (d) do not violate any law or regulation, or any order or decree of any court or Governmental Authority; (e) do not conflict with or result in the breach or termination of, constitute a default under or accelerate or permit the acceleration of any performance required by, any indenture, mortgage, deed of trust, lease, agreement or other instrument to which any Grantor is a party or by which any Grantor or any of its property is bound; (f) other than Liens permitted under Section 9.03 of the Credit Agreement, do not result in the creation or imposition of any Lien upon any of the property of any Grantor other than those in favor of Administrative Agent pursuant to the Loan Documents; and (g) do not require the consent or approval of any Governmental Authority or any other Person other than those already acquired and the filing of UCC financing statement amendments.

                (b) This Amendment has been duly executed and delivered by or on behalf of Grantors.

                (c) Each of this Amendment and the Amended Security Agreement constitutes a legal, valid and binding obligation of each Grantor, enforceable against each in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or



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similar laws affecting creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

                (d) No Default has occurred and is continuing after giving effect to this Amendment.

           4. No Other Amendments. Except as expressly amended herein, the Security Agreement and the other Loan Documents shall be unmodified and shall continue to be in full force and effect in accordance with their terms. In addition, except as specifically provided herein, this Amendment shall not be deemed a waiver of any term or condition of any Loan Document and shall not be deemed to prejudice any right or rights which Administrative Agent, for itself and Lenders, may now have or may have in the future under or in connection with any Loan Document or any of the instruments or agreements referred to therein, as the same may be amended from time to time.

           5. Expenses. Each Grantor hereby reconfirms its respective obligations pursuant to Sections 4.03 and 13.02 of the Credit Agreement to pay and reimburse Administrative Agent, for itself and Lenders, for all reasonable costs and expenses (including, without limitation, reasonable fees of counsel) incurred in connection with the negotiation, preparation, execution and delivery of this Amendment and all other documents and instruments delivered in connection herewith.

           6. Effectiveness. This Amendment shall become effective as of the date hereof (the "Amendment Effective Date") only upon satisfaction in full in the judgment of Administrative Agent of each of the following conditions:

                (a) Amendment. Administrative Agent shall have received facsimile copies of this Amendment duly executed and delivered by Administrative Agent and Grantors, and such additional documentation as the Administrative Agent may reasonably request.

                (b) Restated Credit Agreement. The Restated Credit Agreement dated as of the date hereof, between the Grantors, the Lenders and the Administrative Agent shall have been duly executed, delivered and become effective.

                (c) Payment of Expenses. Grantors shall have paid to Administrative Agent all costs, fees and expenses owing in connection with this Amendment and the other Loan Documents and due to Administrative Agent (including, without limitation, reasonable legal fees and expenses), including all amounts due under the Fee Letter.

                (d) Representations and Warranties. The representations and warranties of each Grantor in this Amendment shall be shall be true and correct in all material respects on and as of the Amendment Effective Date.



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           7. Effect on Security Agreement. All references in the Credit
Agreement and the other Loan Documents to the Borrower Security Agreement shall be deemed to refer to the Security Agreement as amended hereby.

           8. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

           9. Counterparts. This Amendment may be executed by the parties hereto on any number of separate facsimile counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.


                            [SIGNATURE PAGES FOLLOW]



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           IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.

                         BARNEY'S, INC.
                         BARNEYS AMERICA, INC.
                         BARNEYS (CA) LEASE CORP.
                         BARNEYS (NY) LEASE CORP.
                         BASCO ALL-AMERICAN SPORTSWEAR CORP.
                         BNY LICENSING CORP.
                         BARNEYS AMERICA (CHICAGO) LEASE CORP.



                         By:  /s/ STEVEN M. FELDMAN
                            ----------------------------------------------------
                             Name:  Steven M. Feldman
                             Title: Executive Vice President and
                                    Chief Financial Officer



                         GENERAL ELECTRIC CAPITAL CORPORATION,
                         AS ADMINISTRATIVE AGENT



                         By:  /s/ STEPHEN M. METIVIER
                            ----------------------------------------------------
                             Name:   Stephen M. Metivier
                             Title:  Vice President